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                                                                   Exhibit 10.10


                              MARKETING AGREEMENT


     This Marketing Agreement ("Agreement") is entered into as of May 1, 1998 ("Effective Date") between Prism Mortgage Company ("Prism"), an Illinois corporation having an office at 350 West Hubbard Street, Chicago, Illinois 60610 and E-Loan, Inc., a California corporation having an office at 540 University Way, Palo Alto, California 94301 ("E-Loan") (the "Parties")

     WHEREAS, Prism is engaged in providing mortgage services that include counseling, processing, origination, and funding mortgage loans secured by residential properties located in the United States; and

     WHEREAS, E-Loan is engaged in marketing mortgage services via the Internet including attracting visitors to E-Loan's website, providing visitors with a variety of mortgage options, and displaying the most competitive products on the market for various types of loans.

     WHEREAS, Prism and E-Loan wish to develop a marketing program ("Program") the purpose of which will be to market Prism's loan products to visitors of E-Loan's web site.

     NOW, THEREFORE, in consideration of the mutual promises contained herein, the Parties hereby agree as follows:

1.   The Program.

     (a) E-Loan shall market Prism's various mortgage programs and products to Internet users. The Program shall include a comprehensive marketing plan designed, executed, and paid for by E-Loan, that will attract visitors to E-Loan's website ("Customers") for the purpose of obtaining mortgage loans from Prism and other mortgage companies. In addition, E-Loan will advise Customers regarding the various mortgage programs and products that Prism offers and match Customers with specific Prism mortgage products. E-Loan will then engage Customers in on-line prequalification interviews and help Customers complete an on-line preliminary application form for Prism mortgage products. As part of the Program, E-Loan will transfer all completed preliminary applications to Prism for further processing.

     (b) Although E-Loan shall market Prism to its Customers as required by the Program: (i) E-Loan shall not be required to, and shall not, endorse Prism, in any communications under the Program that are targeted to Customers; (ii) E-Loan shall not be required to recommend Prism as a mortgage provider and (iii) E-Loan shall not be required to, and shall not as part of the Program, provide advice, counseling or assistance to Customers in connection with any particular mortgage loan, for which they have applied to Prism.

2.   Compensation.

     (a) Beginning the Effective Date, Prism shall pay a fee to E-Loan ("Semiannual Marketing Fee") for the marketing provided under the Program every six months during the term of this Agreement. The amount of the Semiannual Marketing Fee shall be $72,000 ("First Semiannual Marketing Fee"), unless adjusted as provided in this Section 2.

     (b) The First Semiannual Marketing Fee will be paid as follows: (i) $20,000 shall be paid within ten (10) days of the Effective Date and
          (ii) $13,000 shall be paid within ten (10) days following July 31, 1998 and each month thereafter for a total of four (4) months.
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     (c)  All Semiannual Marketing Fees thereafter shall be paid in arrears, in equal monthly installments, within ten (10) days following the end of each month. The Parties each acknowledge and agree that the Semiannual Marketing Fee reflects the reasonable and fair market value of the goods and services to be provided by E-Loan under the Program, without regard to the value or volume of mortgage loans that may be attributable to the Program.

     (d) Not more than once each six-month term, either party may notify the other, in writing, of its determination (Determination), and the bases therefore, that the Semiannual Marketing Fee amount may fail to reflect the reasonable and fair market value of the goods and services to be provided by E-Loan, and upon other information made available to the Parties including but not limited to: (i) the number of visitors to E-Loan's website; (ii) E-Loan's marketing coverage; and (iii) E-Loan's effectiveness in disseminating accurate information regarding mortgage programs and products as indicated by surveys or other mean. If the other party agrees with the Determination, the Semiannual Marketing Fee amount shall be so adjusted, effective upon the commencement of the next six-month term. If there is disagreement, the Parties shall attempt in good faith to resolve the disagreement.

     (e)  E-Loan guarantees the delivery of no less than one hundred and forty
          (140) referrals of similar quality of all referrals to Prism by the 61st day following the Effective Date.

     (f) Referrals pertain to sales leads only. The actual number of closed loans resulting from the Program does not affect this Agreement in any way, including, but not limited to, the guarantee in this Section 2(e).

3. Relationship. The relationship between Prism and E-Loan shall be that of independent contractors and neither party shall be or represent itself to be an agent, employee, partner or joint venture of the other, nor shall either party have or represent itself to have any power or authority to act for, bind or commit the other.

4. Confidential Information. Each party recognizes that, during the term of this Agreement, its directors, officers or employees may obtain knowledge of trade secrets, membership lists and other confidential information of the other party which are valuable, special or unique to the continued business of that party. Accordingly, each party hereby agrees to hold such information and all information contained in or pertaining to this Agreement in confidence and to use its best efforts to ensure that such information is held in confidence by its officers, directors and employees.

5. Disclaimer. Neither Prism or E-Loan make any representation or warranty to the other regarding the effect that this agreement and the consummation of the transactions contemplated hereby may have upon the Foreign, Federal, State or local tax liability of the other.
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6.   Severability. If any provision of this Agreement should be invalid, illegal or in conflict with any applicable state or federal law or regulation, such law or regulation shall control, to the extent of such conflict, without affecting the remaining provisions of this Agreement.

7.   Term and Termination.

     (a) The term of this Agreement shall be for a period of one (1) year commencing on its Effective Date unless earlier terminated in accordance with the provisions of this Section 8. Upon expiration of the initial one (1) year term, this Agreement shall automatically renew from year to year unless earlier terminated in accordance with the provisions of this Section 8.

     (b) Prism may terminate this Agreement, at any time, with or without cause by providing thirty (30) written days notice to E-Loan. E-Loan may terminate this Agreement with or without cause by providing thirty
          (30) written days notice to Prism.

     (c) Upon termination of this Agreement, as provided herein: (i) Prism shall continue to process, in due course, any mortgage loan applications submitted by E-Loan's customers prior to termination of this Agreement and (ii) Prism's obligation to pay any then due Semiannual Marketing Fee will be prorated as of such date, and the provisions of Section 5 and 9 of this Agreement shall survive.

8.   Hold Harmless:

     (a) Prism agrees to indemnify, defend and hold E-Loan harmless from and against any and all claims, suits, actions, liability, losses, expenses or damages which may hereafter arise, which E-Loan, its affiliates, directors, officers, agents or employees may sustain due to or arising out of any negligent act or omission by Prism, its affiliates, officers, agents, representatives or employees or out of any act by Prism, its affiliates, officers, agents, representatives or employees in violation of this Agreement or in violation of any applicable law or regulation. Provided, however, the above indemnification shall not provide coverage for (a) any claim, suit, action, liability, loss, expense or damage that resulted from an act or omission of E-Loan or (b) the amount by which any cost, fee, expense or loss associated with any of the foregoing were increased as a result of an act or omission on the part of E-Loan.

     (b) E-Loan agrees to indemnify, defend and hold Prism harmless from and against any and all claims, suits, actions, liability, losses, expenses or damages which may hereafter arise, which Prism, its affiliates, directors, officers, agents or employees may sustain due to or arising out of any negligent act or omission by E-Loan, its affiliates, officers, agents, representatives or employees or out of any act by E-Loan, its affiliates, officers, agents, representatives or employees in violation of this Agreement or in violation of any applicable law or regulation. Provided, however, the above indemnification shall not provide coverage for (a) any claim, suit, action, liability, loss, expense or damage that resulted from an act or omission of Prism or (b) the amount by which any cost, fee, expense or loss associated with any of the foregoing were increased as a result of an act or omission on the part of Prism.
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9.   Notices. All notices required or permitted by this Agreement shall be in writing and shall be given by certified mail, return receipt requested or by reputable overnight courier with package tracing capability and sent to the address at the head of this Agreement or such other address that a party specified in writing in accordance with this paragraph.

10. Amendment. The terms and conditions of this Agreement may not be modified or amended other than by a writing signed by both parties.

11. Assignment: Binding Nature. The terms of this Agreement shall be binding upon and shall inure to the benefit of the Parties hereto. This Agreement shall not be assigned by any party without the express prior written consent of the other party.

12. Entire Agreement. This Agreement and any Exhibits attached hereto constitute the entire Agreement between the Parties and supersede all oral and written negotiations of the Parties with respect to the subject matter hereof.

13. Governing Law. This agreement shall be subject to and construed under the laws of the State of California, without reference to conflicts of law provisions thereof.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed the day and year first above written.

                                       E-LOAN


Attest:                                Signature: /s/ Doug Galen
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                                       By:  Doug Galen
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                                       Its: VP Bus. Dev.
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                                       PRISM MORTGAGE COMPANY


Attest:                                Signature: /s/ Daniel Fisher
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                                       By:  Daniel Fisher
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                                       Its: VP Bus. Dev.
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